EXHIBIT 99.5

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF FLORIDA
                                MIAMI DIVISION


          IN RE:                                CASE NUMBER
                                                00-27942-BKC-RBR
                                                ------------------------------
          Crown Cruises Limited
                                                        ----------------------
                                                JUDGE   Raymond B. Ray
                                                        ----------------------

                         DEBTOR.                CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                       FROM: 5/1/2001       TO: 5/31/2001
                            ---------           ---------

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                               Chad P. Pugatch
                                               ------------------------------
                                               Attorney for Debtor

                                               Attorney's Address
                                               and Phone Number
          Debtor's Address                     Northmark Building, Suite 101
          and Phone Number                     ------------------------------
          4000 Hollywood Blvd, suite 385-S     33 N.E. 2nd Street
          --------------------------------     --------------------------------
          Hollywood, Fl 33021                  Fort Lauderdale, FL 33301
          --------------------------------     --------------------------------
          (954) 967-2103                       (954) 462-8000
          --------------------------------     --------------------------------

                     MONTHLY FINANCIAL REPORT FOR BUSINESS
                     -------------------------------------

     FOR PERIOD BEGINNING     5/1/2001             AND ENDING 5/31/2001
                              -------------------            ------------------
-

Name of Debtor: Crown Cruises Limited            Case Number:  00-27942-BKC-RBR
                ----------------------------------             ----------------
                  Date of Petition:  27-Dec-00
                                     -------------
                                           CURRENT   CUMULATIVE
                                           MONTH     PETITION TO DATE
                                        ----------  ------------------

1. CASH AT BEGINNING OF PERIOD                   0                   0
                                        ----------  ------------------
2. RECEIPTS:
      A. Cash Sales                              0                   0
                                        ----------  ------------------
                Less Cash Refunds                0                   0
                                        ----------  ------------------
                Net Cash Sales                   0                   0
                                        ----------  ------------------
      B. Collection on Postpetition A/R          0                   0
                                        ----------  ------------------
      C. Collection on Prepetition A/R           0                   0
                                        ----------  ------------------
      D. Other Receipts (Advanced by Affiliate)
         (If you receive rental income           0              250.00
          you must attach a rent roll)  ----------  ------------------
3. TOTAL RECEIPTS                                0              250.00
                                        ----------  ------------------
4. TOTAL CASH AVAILABLE FOR
      OPERATION (Line 1+Line 3)                  0              250.00
                                        ----------  ------------------

5. DISBURSEMENTS
      A. US Trustee Quarterly Fees               0              250.00
                                        ----------  ------------------
      B. Net Payroll                             0                   0
                                        ----------  ------------------
      C. Payroll Taxes Paid                      0                   0
                                        ----------  ------------------
      D. Sales and Uses Taxes                    0                   0
                                        ----------  ------------------
      E. Other Taxes                             0                   0
                                        ----------  ------------------
      F. Rent                                    0                   0
                                        ----------  ------------------
      G. Other Leases (Attachment 3)             0                   0
                                        ----------  ------------------
      H. Telephone                               0                   0
                                        ----------  ------------------
      I. Utilities                               0                   0
                                        ----------  ------------------
      J. Travel & Entertainment                  0                   0
                                        ----------  ------------------
      K. Vehicle Expenses                        0                   0
                                        ----------  ------------------
      L. Office Supplies                         0                   0
                                        ----------  ------------------
      M. Advertising                             0                   0
                                        ----------  ------------------
      N. Insurance (Attachment 7)                0                   0
                                        ----------  ------------------
      O. Purchases of Fixed Assets               0                   0
                                        ----------  ------------------
      P. Purchases of Inventory                  0                   0
                                        ----------  ------------------
      Q. Manufacturing Supplies                  0                   0
                                        ----------  ------------------
      R. Repair & Maintenance                    0                   0
                                        ----------  ------------------
      S. Payments to secured Creditors           0                   0
                                        ----------  ------------------
      T. Other Operating Expenses                0                   0
                                        ----------  ------------------
                (Attach List)
6. TOTAL CASH DISBURSEMENTS                      0              250.00
                                        ----------  ------------------
7. ENDING CASH BALANCE
      (LINE 4-LINE6)                             0                   0
                                        ----------  ------------------


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.
This 20th day of June, 2001.      /s/ Alan Pritzker
     ---                         ---------------------------

                                 ATTACHMENT 1
                                 ------------

             MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
             ----------------------------------------------------

Name of Debtor:  Crown Cruises Limited     Case Number: 00-27942-BKC-RBR
                 ------------------------               -----------------------
Period beginning             5/1/2001      and ending    5/31/2001
                   ----------------------               -----------------------

ACCOUNTS RECEIVABLE AT PETITION DATE:
                                                               ----------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre petition and post petition, including charge card sales which have not been received):

     Beginning of the Month Balance                  $           -
     PLUS: Current Month New Billings                            -
     LESS: Collection During the Month:
                                                     -------------
     End of Month Balance                            $           -
                                                     =============

-------------------------------------------------------------------------------
AGING: (Show the total amount for each age group of accounts incurred since filing the petition)

          0-30 Days   31-60 Days    61-90 Days    Over 90 Days    Total

-------------------------------------------------------------------------------

                                 ATTACHMENT 2
                                 ------------

             MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
             ----------------------------------------------------

Name of Debtor:  Crown Cruises Limited        Case Number:  00-27942-BKC-RBR
                 --------------------------                --------------------
Reporting Period beginning         5/1/2001   and ending   5/31/2001
                                   --------                --------------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition Do not include amounts owed prior to filing the petition.

      Date                Days
    Incurred          Outstanding         Vendor       Description      Amount
    --------          -----------         ------       -----------      ------




-------------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)            $          0.00
PLUS: New Indebtedness Incurred This Month           $
LESS: Amount Paid on Prior Accounts Payable
                                                     ---------------
Ending Month Balance                                 $          0.00
                                                     ===============

-------------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)
                                               Number          Total
                                               of Post         Amount of
Secured           Date                         Petition        Post Petition
Creditors/        Payment        Payment       Payments        Payments
Lessor            Due            Amount        Delinquent      Delinquent
------            ---            ------        ----------      ----------

                                 ATTACHMENT 3
                                 ------------

                       INVENTORY AND FIXED ASSETS REPORT
                       ---------------------------------

Name of Debtor:    Crown Cruises Limited          Case Number: 00-27942-BKC-RBR
                   -----------------------------               ----------------
Reporting Period beginning              5/1/2001   and ending   5/31/2001
                               -----------------               ----------------

                               INVENTORY REPORT
                               ----------------

INVENTORY BALANCE AT PETITION DATE:                              $            -
                                                                 --------------

INVENTORY RECONCILIATION:

                   Inventory Balance at Beginning of Month       $            -
                   Inventory Purchased During Month
                   Inventory Used or Sold
                                                                 --------------
                   Inventory On Hand at End of Month             $            -
                                                                 ==============

METHOD OF COSTING INVENTORY:
                                             ----------------------------------

-------------------------------------------------------------------------------

                              FIXED ASSET REPORT
                              ------------------

FIXED ASSET FAIR MARKET VALUE AT PETITION DATE:                  $            -
                                                                 --------------
(Include Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only)
                                                    ---------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

FIXED ASSET RECONCILIATION:

          Fixed Asset Book Value at Beginning of Month            $           -
                   LESS: Depreciation Expense
                   PLUS: New Purchases
                                                                  -------------
         Ending Monthly Balance                                   $           -
                                                                  =============


BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:
                     ---------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      ------------------------------------

Name of Debtor:   Crown Cruises Limited          Case Number: 00-27942-BKC-RBR
                  ------------------------------              -----------------
Reporting Period beginning              5/1/2001   and ending 5/31/2001
                                  --------------              -----------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK:  Company has no bank account    BRANCH:
               ---------------------------            -------------------------

ACCOUNT NAME:
              -----------------------------------------------------------------

ACCOUNT NUMBER:
                             --------------------------------------------------

PURPOSE OF ACCOUNT:
                             --------------------------------------------------

          Beginning Balance
                                           -------------------
          Total of Deposit Made
                                           -------------------
          Total Amount of Checks Written
                                           -------------------
          Service Charges
                                           -------------------
          Closing Balance
                                           -------------------

Number of First Check Written this Period
                                                                 --------------
Number of Last Check Written this Period
                                                                 --------------
Total Number of Checks Written this Period
                                                                 --------------

                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable       Face Value        Purchase Price    Date of Purchase
Instrument
------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor:  Crown Cruises Limited        Case Number:  00-27942-BKC-RBR
                 ----------------------       ------------  -----------------
Reporting Period beginning     5/1/2001   and ending        5/31/2001
                               --------                     -----------------

NAME OF BANK:  Company has no bank account   BRANCH:
               ---------------------------           ------------------------

ACCOUNT NAME:
              ----------------------------------------------------------------

ACCOUNT NUMBER:
                             -------------------------------------------------

PURPOSE OF ACCOUNT:
                              ------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped
Payments, Ect.

Date           Check Number           Payee         Purpose              Amount
----           ------------           -----         --------             ------

                                 ATTACHMENT 6
                                 ------------

                              MONTHLY TAX REPORT
                              ------------------

Name of Debtor:  Crown Cruises Limited         Case Number:   00-27942-BKC-RBR
                 ----------------------------                 -----------------
Reporting Period beginning           5/1/2001   and ending    5/31/2001
                                     --------                 -----------------


                          TAXES PAID DURING THE MONTH
                          ---------------------------

Report all post-petition taxes paid directly or deposited into the tax account.

     Date           Bank          Description          Amount
     ----           ----          ------------         ------





-------------------------------------------------------------------------------

                              TAXES OWED AND DUE
                              ------------------

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's
compensation. Date last tax return filed               Period
                                         -------------        -----------------

Name of            Date
Taxing             Payment
Authority          Due                 Description                 Amount
---------          ---                 -----------                 ------

                                 ATTACHMENT 7
                                 ------------

                   SUMMARY OF OFFICER OR OWNER COMPENSATION
                   ----------------------------------------

                 SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                --------------------------------------------

Name of Debtor:  Crown Cruises Limited            Case Number: 00-27942-BKC-RBR
                 --------------------------------               ---------------
Reporting Period beginning               5/1/2001   and ending 5/31/2001
                                     ------------              ---------------
Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner                   Title                 Amount Paid
-------------------------------------------------------------------------------

No employees





-------------------------------------------------------------------------------

                               PERSONNEL REPORT
                               ----------------

                                                    Full Time       Part Time

Number of employees at beginning of period                     0
                                                   -------------    ----------
Number hired during the period
                                                   -------------    ----------
Number terminated or resigned during period
                                                   -------------    ----------
Number of employees on payroll at end of period                0
                                                   -------------    ----------

------------------------------------------------------------------------------

                           CONFIRMATION OF INSURANCE
                           -------------------------

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.

               Agent &                                                   Date
                Phone                          Coverage   Expiration   Premium
     Carrier    Number      Policy No            Type        Date        Due
     -------   ------       ---------            ----        ----        ---

                                 ATTACHMENT 8
                                 ------------

               SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
               ------------------------------------------------











We anticipate filing a Plan of Reorganization and Disclosure Statement on or Before June 22, 2001.
       ----------------------------